Filed Pursuant to Rule 497(a)

File No. 333-178516

Rule 482ad

Horizon Technology Finance Corporation Prices Public Offering of

$30 Million 7.375% Senior Unsecured Notes Due 2019

FARMINGTON, Conn, March 16, 2012 – Horizon Technology Finance Corporation (Nasdaq: HRZN) (the “Company” or “Horizon”) today announced that it has priced an underwritten public offering of $30 million in aggregate principal amount of 7.375% senior unsecured notes due 2019. The notes will mature on March 15, 2019, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 15, 2015. The notes will bear interest at a rate of 7.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning June 15, 2012.

Stifel, Nicolaus & Company, Incorporated is acting as sole book-running manager of this offering. BB&T Capital Markets, a division of Scott & Stringfellow, LLC, and Sterne, Agee & Leach, Inc. are acting as co-lead managers and Wunderlich Securities, Inc. is acting as co-manager for this offering. The offering is expected to close on March 23, 2012, subject to customary closing conditions. The Company has granted the underwriters an option to purchase up to an additional $4.5 million in aggregate principal amount of notes to cover over-allotments, if any.

The Company intends to invest the net proceeds of this public offering for investment in portfolio companies in accordance with its investment objective and strategies, and for working capital and general corporate purposes.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated March 14, 2012 and the accompanying prospectus dated February 6, 2012 contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from (1) Stifel, Nicolaus & Company, Incorporated, Attention: Equity Syndicate Department, One South Street, 15th Floor, Baltimore, MD 21202, by calling (443) 224-1988 or by email at SyndicateOps@stifel.com, (2) BB&T Capital Markets, a division of Scott & Stringfellow, LLC, 901 East Byrd Street—Suite 300, Richmond, VA 23219, or by email at prospectusrequests@bbandtcm.com or (3) Sterne, Agee & Leach, Inc., 277 Park Avenue, 24th Floor, New York, NY 10172, by calling (212) 338-4708, sending a request via facsimile at (205) 414-6373 or by email at syndicate@sterneagee.com.

About Horizon Technology Finance

Horizon Technology Finance Corporation is a business development company that provides secured loans to development-stage companies backed by established venture capital and private equity firms within the technology, life science, healthcare information and services, and clean-tech industries. The investment objective of Horizon Technology Finance is to maximize total risk-adjusted returns by generating current income from a portfolio of directly originated secured loans as well as capital appreciation from warrants to purchase the equity of portfolio companies. Headquartered in Farmington, Connecticut, with a regional office in Walnut Creek, California, the Company is externally managed by its investment advisor, Horizon Technology Finance Management LLC, a Securities and Exchange Commission registered investment adviser.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:

Horizon Technology Finance Corporation

Christopher M. Mathieu

Chief Financial Officer

(860) 676-8653